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                                                                  EXHIBIT 23.4

                        INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Amendment No. 1 to Registration Statement No. 333-45227 of Cendant Corporation on Form S-3 of our report dated June 24, 1996, appearing in the Current Report on Form 8-K of Cendant Corporation filed on January 29, 1998, and to the reference to us under the heading "Experts" in the Prospectus, which is a part of this Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Seattle, Washington
February 6, 1998